UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On May 26, 2005, Quantum Corporation (the “Company”) entered into an employment offer letter with Howard L. Matthews III as the Company’s President and Chief Operating Officer, and General Manager of the Storage Systems business unit.  The offer letter establishes the material terms of Mr. Matthew’s employment relationship, including base salary, target bonus percentage, recommended stock option and restricted stock grants, and severance benefits.

On June 1, 2005, Quantum Corporation (the “Company”) entered into a termination and release agreement with George Kreigler III, Senior Vice President and General Manager of the Storage Systems business unit, in connection with his departure from the Company.  Pursuant to the terms of the agreement, Mr. Kreigler will receive severance benefits.

The full text of the agreements of Mr. Matthews and Mr. Kreigler are attached to this Form 8-K as exhibits.  The descriptions above are qualified by reference to the actual text of the agreements.

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)      (1)           On May 26, 2005, Howard L. Matthews III accepted the offer to serve as the Company’s President and Chief Operating Officer, and General Manager of the Storage Systems business unit, effective as of June 1, 2005 (the “ Effective Date”).

         (2)           Mr. Matthews, age 50 served as President and Chief Executive Officer of Certance LLC from March 2002 to January 2005.  Prior to joining Certance, from 1999 to March 2002, he served as Chairman of the Board of Directors of Matthews, White & Company, a consulting and advisory services group, and, from 1994 to 1999,was a principal of Matthews Consulting.  Other than his employment offer letter, there is no arrangement or understanding between Mr. Matthews and any other persons pursuant to which he was selected as an officer.

On January 4, 2005, Mr. Matthews entered into a Transaction Bonus and Severance Protection Letter, dated January 4, 2005, with Certance LLC, which was subsequently acquired by Quantum.   Pursuant to this agreement, Mr. Matthews received a transaction bonus and severance benefits.  The full text of this agreement is attached to this Form 8-K as Exhibit 10.3.  This description is qualified by reference to the actual text of the agreement.

         (3)           The material terms and conditions of Mr. Matthew’s employment are set forth in his offer letter, which is filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements, and Exhibits.

(c) Exhibits.

        10.1           Employment Offer Letter, dated May 26, 2005, between the Company and Howard L. Matthews III

        10.2           Termination Agreement and General Release of All Claims, dated June 1, 2005, between the Company and George Kreigler III

        10.3          Transaction Bonus and Severance Protection Agreement, dated January 4, 2005, between Certance, LLC and Howard L. Matthews III

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/SHAWN HALL
Shawn Hall Vice President, General Counsel and Secretary

Dated:    June 02, 2005